EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the Russell 2000® 1.5x Strategy Fund and Inverse NASDAQ-100® Strategy Fund, each a separate series of Rydex Series Funds, in interactive data format.